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                                                                    Exhibit 99.2


                                VIDEOSERVER, INC.

                         PRO FORMA FINANCIAL STATEMENTS

                                   (UNAUDITED)



The following Unaudited Pro Forma Combined Condensed Financial Statements should be read in conjunction with the consolidated financial statements included in the VideoServer, Inc. Annual Report on Form 10-K for the year ended December 31, 1996. The Unaudited Pro Forma Combined Condensed Balance Sheet presented gives effect to VideoServer's acquisition of the network access card ("NAC") business unit of Promptus Communications, Inc. as if it had occurred on the balance sheet date, December 31, 1996. The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996 gives effect to the acquisition as if it had occurred on January 1, 1996. The pro forma statement of operations does not reflect a charge to operations of $14 million related to purchased in-process research and development resulting from the acquisition.

These unaudited pro forma combined condensed financial statements do not purport to be indicative of the results which actually would have been obtained had the acquisition been effected on the date indicated, or of results which may be achieved in the future.






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                                VIDEOSERVER, INC.

       PRO FORMA COMBINED CONDENSED BALANCE SHEET AND STATEMENT OF INCOME

                                   (UNAUDITED)


PRO FORMA ADJUSTMENTS

A summary of the Pro Forma Adjustments is set forth as follows:

(a) To record cash paid for assets acquired, the issuance of 223,881 shares of common stock, and accruals for other costs related to the acquisition.

(b) To record adjustments in connection with the allocation of the purchase price, including recording intangible assets acquired and a $14 million charge to operations for purchased research and development.

(c)  To eliminate Promptus' net investment in the NAC Business Unit.

(d) To eliminate intercompany sales and the related cost of sales between the NAC Business Unit and VideoServer, and the related intercompany accounts receivable and accounts payable.

(e) To record amortization expense related to intangible assets acquired in the acquisition.

(f) To reduce interest income earned on investment for cash paid to purchase the acquired assets as of January 1, 1996.

(g)  To record the income tax effect of the above pro forma adjustments.




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                                VideoServer, Inc.
              Unaudited Pro Forma Combined Condensed Balance Sheets
                             (Dollars in thousands)

-----------------------------------------------------------------------------------------------
                                                              December 31, 1996
                                           ----------------------------------------------------
                                                       NAC Business    Pro Forma      Pro Forma
                                           VideoServer     Unit       Adjustments      Combined
-----------------------------------------------------------------------------------------------
ASSETS
------

Current assets:
  Cash and cash equivalents                  $27,876                  $(14,484)(a)      $13,392
  Marketable securities                       26,808                                     26,808
  Accounts receivable, net                     7,252      $2,509          (576)(d)        9,185
  Inventories                                  3,653       1,226                          4,879
  Deferred taxes                               2,280                                      2,280
  Other current assets                           843          22                            865
-----------------------------------------------------------------------------------------------
      Total current assets                    68,712       3,757       (15,060)          57,409

Equipment and improvements, net                4,180         841                          5,021
Deferred taxes                                                           4,680 (b)        4,680
Other assets, net                                204          17         2,000 (b)        2,221
-----------------------------------------------------------------------------------------------
Total Assets                                 $73,096      $4,615      $ (8,380)         $69,331
-----------------------------------------------------------------------------------------------



LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities:
  Accounts payable                           $ 3,481      $  689      $   (576)(d)      $ 3,594
  Accrued expenses                             8,240      $  169      $    905 (a)       10,240
                                                                      $    926 (b)
  Deferred revenue                               831                                        831
  Current portion of long-term debt              506                                        506
-----------------------------------------------------------------------------------------------
Total current liabilities                     13,058         858         1,255           15,171

Long-term debt, less current portion             167                                        167


Stockholders' equity:
  Common stock                                   126                         2 (a)          128
  Capital in excess of par value              49,573                     3,440 (a)       53,013
  Retained earnings                           10,225                   (14,000)(b)          905
                                                                         4,680 (b)
  Cumulative translation adjustment              (53)                                       (53)
  Intercompany investment                          0       3,757        (3,757)(c)            0
-----------------------------------------------------------------------------------------------
Total stockholders' equity                    59,871       3,757        (9,635)          53,993
-----------------------------------------------------------------------------------------------
Total liabilities & stockholders' equity     $73,096     $ 4,615      $ (8,380)         $69,331
-----------------------------------------------------------------------------------------------







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                                VideoServer, Inc.
           Unaudited Pro Forma Combined Condensed Statement of Income
                 (Amounts in thousands except per share amounts)


-----------------------------------------------------------------------------------------------
                                                       Year ended December 31, 1996
                                           ----------------------------------------------------
                                                       NAC Business    Pro Forma      Pro Forma
                                           VideoServer     Unit       Adjustments      Combined
-----------------------------------------------------------------------------------------------

Net sales                                    $48,833     $11,900      $ (2,264)(d)      $58,469

Cost of sales                                 15,955       5,779        (2,264)(d)       19,870
                                                                           400 (e)
-----------------------------------------------------------------------------------------------

Gross profit                                  32,878       6,121          (400)          38,599

Operating expenses:
  Research and development                     7,767       2,272                         10,039
  Sales and marketing                          8,945       2,507                         11,452
  General and administrative                   4,004         987                          4,991
-----------------------------------------------------------------------------------------------
Total operating expenses                      20,716       5,766             0           26,482
-----------------------------------------------------------------------------------------------

Income from operations                        12,162         355          (400)          12,117
Interest expense                                 (93)        (49)                          (142)
Interest income                                1,895                      (550)(f)        1,345
-----------------------------------------------------------------------------------------------
Income before income taxes                    13,964         306          (950)          13,320
Provision for income taxes                     3,770         162          (380)(g)        3,552
-----------------------------------------------------------------------------------------------

Net income                                   $10,194     $   144      $   (570)         $ 9,768
-----------------------------------------------------------------------------------------------

Net income per share:
  Primary                                    $  0.77                                    $  0.72
  Fully diluted                              $  0.76                                    $  0.72
-----------------------------------------------------------------------------------------------

Shared used in computing net income
per share:
  Primary                                     13,311                       224 (a)       13,535
  Fully diluted                               13,407                       224 (a)       13,631
